SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 25, 2004

                                       FH

                                  (Depositor)

   (Issuer in respect of First Horizon Mortgage Pass-Through Trust, Mortgage

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



4000 Horizon Way, Irving, TX, , N/A                         75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (214) 441-4000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       FH
                   First Horizon Mortgage Pass-Through Trust
              Mortgage Pass-Through Certificates, Series 2004-AR1

On February 25, 2004, The Bank of New York, as Trustee for FH, First Horizon Mortgage Pass-Through Trust Mortgage Pass-Through Certificates, Series 2004-AR1, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of January 1, 2004, among FH as Depositor, , Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of FH, First Horizon Mortgage Pass-Through Trust Mortgage Pass-Through Certificates, Series 2004-AR1 relating to the distribution date of February 25, 2004 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of January 1, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 25, 2004


                                       FH


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated February 25, 2004


                             Payment Date: 02/25/04


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1        26,262,000.00    4.299695%     1,016,502.74     94,098.82    1,110,601.57       0.00       0.00
                        2A1       101,138,000.00    4.950447%     3,389,234.65    417,231.94    3,806,466.58       0.00       0.00
Residual                2AR                50.00    4.950447%            50.00          0.21           50.21       0.00       0.00
                        2RL                50.00    4.950447%            50.00          0.21           50.21       0.00       0.00
                        3A1        41,690,000.00    5.149738%       994,482.99    178,910.47    1,173,393.46       0.00       0.00
                        3A2         2,195,000.00    5.149738%        52,360.04      9,419.73       61,779.77       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          2,565,000.00    4.901725%         1,923.34     10,477.44       12,400.78       0.00       0.00
                        B2          1,150,000.00    4.901725%           862.32      4,697.49        5,559.80       0.00       0.00
                        B3            620,000.00    4.901725%           464.90      2,532.56        2,997.46       0.00       0.00
                        B4            619,000.00    4.901725%           464.15      2,528.47        2,992.62       0.00       0.00
                        B5            443,000.00    4.901725%           332.18      1,809.55        2,141.73       0.00       0.00
                        B6            265,509.24    4.901725%           199.09      1,084.54        1,283.63       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        176,947,609.24     -            5,456,926.40    722,791.43    6,179,717.83     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1        25,245,497.26              0.00
                                2A1        97,748,765.35              0.00
Residual                        2AR                 0.00              0.00
                                2RL                 0.00              0.00
                                3A1        40,695,517.01              0.00
                                3A2         2,142,639.96              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          2,563,076.66              0.00
                                B2          1,149,137.68              0.00
                                B3            619,535.10              0.00
                                B4            618,535.85              0.00
                                B5            442,667.82              0.00
                                B6            265,310.15              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        171,490,682.84     -
--------------------------------------------------------------------------------

                             Payment Date: 02/25/04


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1    26,262,000.00     4.299695% 32051DV33    38.706220      3.583079    961.293780
                           2A1   101,138,000.00     4.950447% 32051DV41    33.510991      4.125373    966.489009
Residual                   2AR            50.00     4.950447% 32051DV58   1,000.000000    4.228157      0.000000
                           2RL            50.00     4.950447% 32051DV66   1,000.000000    4.125373      0.000000
                           3A1    41,690,000.00     5.149738% 32051DV74    23.854233      4.291448    976.145767
                           3A2     2,195,000.00     5.149738% 32051DV82    23.854233      4.291448    976.145767
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      2,565,000.00     4.901725% 32051DV90     0.749840      4.084771    999.250160
                           B2      1,150,000.00     4.901725% 32051DW24     0.749840      4.084771    999.250160
                           B3        620,000.00     4.901725% 32051DW32     0.749840      4.084771    999.250160
                           B4        619,000.00     4.901725% 32051DW40     0.749840      4.084771    999.250160
                           B5        443,000.00     4.901725% 32051DW57     0.749840      4.084771    999.250160
                           B6        265,509.24     4.901725% 32051DW65     0.749840      4.084771    999.250160
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     176,947,609.24       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance        26,112,602.27   101,090,733.55    44,287,347.02
Loan count                     50              190               87
Avg loan rate           4.580695%        5.212447%        5.404738%
Prepay amount          983,394.56     3,337,396.26     1,003,450.80

                          Total
                          -----
Prin balance       171,490,682.84
Loan count                    327
Avg loan rate                5.16
Prepay amount        5,324,241.62

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees         5,516.47        21,244.63         9,218.24
Sub servicer fees          700.86         1,044.82           188.90
Trustee fees               135.65           522.41           226.68


Agg advances                  N/A              N/A              N/A
Adv this period              0.00             0.00             0.00

                          Total
                          -----
Master serv fees        35,979.34
Sub servicer fees        1,934.58
Trustee fees               884.74


Agg advances                  N/A
Adv this period              0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                          Total
                          -----
Realized losses              0.00
Cumulative losses            0.00

Coverage Amounts
----------------
Bankruptcy                   0.00             0.00             0.00
Fraud                        0.00             0.00             0.00
Special Hazard               0.00             0.00             0.00

                          Total
                          -----
Bankruptcy                   0.00
Fraud                        0.00
Special Hazard               0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           96.802218%           100.000000%            171,285,100.00
   -----------------------------------------------------------------------------
   Junior            3.197782%             0.000000%              5,658,263.26
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           0                         0.00
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 0                         0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            6,179,717.83          6,179,717.83
Principal remittance amount            5,456,926.40          5,456,926.40
Interest remittance amount               722,791.43            722,791.43